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                                                                    EXHIBIT 10.4



                          REGISTRATION RIGHTS AGREEMENT



                  This Registration Rights Agreement (the "Agreement") is entered as of this day of March 28, 1996 by and among Barnett Inc., a Delaware corporation (the "Company"), and Waxman USA Inc., a Delaware corporation ("Waxman USA").

                  WHEREAS, Waxman USA owns all of the issued and outstanding shares of common stock, par value $.01 per share (the "Common Stock"), of the Company;

                  WHEREAS, in connection with the initial public offering (the "Offering") of shares of Common Stock of the Company pursuant to a Registration Statement on Form S-1 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), the Company and Waxman USA will sell to the underwriter of the Offering for resale to the public, an aggregate of approximately 6,552,000 shares (approximately 7,207,200 shares if the underwriters' over-allotment option is exercised in full) of the issued and outstanding Common Stock of the Company;

                  WHEREAS, the Company and Waxman USA desire to set forth certain of their rights and obligations with respect to the shares of Common Stock beneficially owned by Waxman USA upon consummation of the Offering;

                  NOW, THEREFORE, in consideration of the covenants and agreements set forth herein, and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Company and Waxman USA hereby agree as follows:

                  1. Effective Date. This Agreement shall become effective (the "Effective Date") on the date the Offering is consummated.

                  2. Registration Rights.

                           2.1. Demand and Incidental Registration.

                                    (a) Demand Registration. From and after six
months subsequent to the Effective Date, Waxman USA shall have the right to request that the Company file a registration statement with the Securities and Exchange Commission (the "SEC") (a "Demand Registration") for the purpose of registering not less than 1,000,000 shares of the Registrable Securities (as hereinafter defined) under the Securities Act beneficially owned by Waxman USA. Each request for registration under this Section 2.1(a) shall be effected by Waxman USA by delivering a written notice (an "Investor Registration Notice") to the Company. The Investor Registration Notice will specify the aggregate number of Registrable Securities proposed to be sold and the intended method of disposition thereof and will contain the
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undertaking of Waxman USA to provide all such information regarding its holdings of securities of the Company, and such other information pertaining to Waxman USA, as may be required to permit the Company to comply with all applicable laws and regulations and all requirements of the SEC or any other applicable regulatory or self-regulatory body. Upon receipt of an Investor Registration Notice, the Company shall file and shall use all reasonable efforts to have declared effective a registration statement under the Securities Act with respect to the offer and sale of the Registrable Securities requested to be registered by Waxman USA; provided that, the Company may delay the registration of the offer and sale of the Registrable Securities following the receipt of an Investor Registration Notice pursuant to this Section 2.1(a), for the time periods described in Section 2.1(d), if:

                                    (i) the Company is in possession of material
                           nonpublic information that the Company would be required to disclose in the registration statement and that is not, but for the registration, otherwise required to be disclosed at the time of such registration, the disclosure of which, in its good faith judgment, would have a material adverse effect on the business, operations, prospects or competitive position of the Company or its subsidiaries;

                                    (ii) at the time of receipt of an Investor
                           Registration Notice, the Company is engaged, or its board of directors has adopted by resolution a plan to engage in, any program for the purchase of shares of Common Stock or securities convertible into, exchangeable or exercisable for shares of Common Stock and, in the opinion of counsel, reasonably satisfactory to Waxman USA, the distribution of the Common Stock to be registered would cause such purchase of shares to be in violation of Rule 10b-6 under Section 10 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  All of the Registration Expenses (as defined below) of registering the Registrable Securities pursuant to this Section 2.1(a) shall be borne by the Company. The Company shall have the right to select the underwriter for any offering pursuant to this Section 2.1(a), which underwriter shall be reasonably satisfactory to Waxman USA. For the purposes of this Agreement, "Registration Expenses" shall mean all expenses incident to the Company's performance of or compliance with Section 2 including, without limitation, all registration and filing fees, all listing fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses and the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of "cold comfort" letters and expenses of any special audits required by or incident to such performance and compliance, premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers and sellers of securities, but excluding fees and disbursements of counsel to Waxman

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USA and its affiliates, underwriting fees, discounts and commissions and any payment to underwriters in the form of shares of Common Stock or warrants, and applicable transfer taxes, if any. Notwithstanding anything to the contrary contained herein, Waxman USA shall pay or cause to be paid all Registration Expenses in the event any registration statement is withdrawn at Waxman USA's request or as a result of (x) Waxman USA's failure to deliver the information reasonably requested by the Company for inclusion in the registration statement, or (y) Waxman USA's failure to approve of the filing of any registration statement or any amendment or supplement thereto. For purposes of this Agreement, "Registrable Securities" shall mean (i) the shares of Common Stock owned beneficially and of record by Waxman USA on the Effective Date (the "Original Shares"); (ii) any Common Stock or other equity securities of the Company issued or issuable in respect of the Original Shares on account of any stock split, stock dividend, dilution event, recapitalization or similar event, provided, however, that shares of Common Stock or other securities shall no longer be treated as Registrable Securities if such securities are eligible for sale (or such portion of such securities as Waxman USA has requested be registered), in the opinion of counsel to the Company (such counsel to be reasonably satisfactory to Waxman USA), in a single transaction exempt from the registration and prospectus delivery requirements of the Act so that all transfer restrictions and restrictive legends with respect thereto may be removed from the certificates representing such securities upon the consummation of such sale.

                                    (b) Incidental Registration. If the Company
at any time proposes to register any of its securities under the Securities Act (other than the registration of shares of Common Stock in the Offering), whether or not for sale for its own account, on a form and in a manner which would permit registration of the Registrable Securities for sale to the public under the Securities Act, the Company will give prompt written notice to Waxman USA of its intention to do so, in no event later than 30 days prior to the proposed filing date of the registration statement covering such securities, describing such securities and specifying the form and manner of such proposed registration. Upon the written request of Waxman USA delivered to the Company at least 10 days prior to the actual date of filing (which request shall specify the Registrable Securities intended to be disposed of and the intended method of disposition thereof and will contain the undertaking of Waxman USA to provide all such information regarding its holdings of securities of the Company, and such other information pertaining to Waxman USA, as may be required to permit the Company to comply with all applicable laws and regulations and all requirements of the SEC or any other applicable regulatory or self-regulatory body), the Company shall use all reasonable efforts to effect the registration under the Securities Act of the offer and sale of all Registrable Securities which the Company has been so requested to register by Waxman USA; provided, that the Company may delay the registration of the offer and sale of the Registrable Securities following a written request pursuant to this Section 2.1(b), for the time periods described in Section 2.1(d) if:

                                    (i) at any time after giving such written
                           notice of its intention to register any of the Registrable Securities and prior to the effective date

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                           of the registration statement filed in connection
                           with such registration, the Company shall determine in good faith not to register any of its securities, the Company may, at its election, give written notice of its determination to Waxman USA and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such registration, without prejudice, however, to the rights of Waxman USA to request that such registration be effected as a registration under and pursuant to the provisions of Section 2.1(a);

                                    (ii) (A) the registration so proposed by the
                           Company involves an underwritten offering of the securities so being registered, whether or not for sale for the account of the Company, to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction, (B) the Registrable Securities so requested to be registered for sale for the account of Waxman USA are not also to be included in such underwritten offering (either because the Company has not been requested so to include such Registrable Securities pursuant to Section 2.1(b) or, if requested to do so, has been unable so to include such Registrable Securities after using all reasonable efforts to do so as provided in Section 2.2) and (C) the managing underwriter of such underwritten offering shall advise the Company in writing that, in its opinion, the distribution of all Registrable Securities or a specified portion of such Registrable Securities concurrently with the securities being distributed by such underwriters will materially and adversely affect the distribution of such securities by such underwriters (such opinion to state the reasons therefor), then the Company will promptly furnish Waxman USA with a copy of such opinion and may require, by written notice to Waxman USA accompanying such opinion, that the distribution of all or such specified portion of such Registrable Securities be deferred until the completion of the distribution of such securities by such underwriters, but in no event for a period of more than 120 days after the effective date of such registration; and

                                    (iii) the Company shall not be obligated to
                           effect any registration of Registrable Securities under Section 2.1(b) incidental to the registration of any of its Registrable Securities in connection with mergers, acquisitions, exchange offers, dividend reinvestment plans or stock option or other employee benefit plans.

                  All Registration Expenses pursuant to this Section 2.1(b) shall be borne by the Company.



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                  Waxman USA acknowledges that any notification received by or from the Company regarding a proposal of the Company to register any of its securities under the Securities Act may constitute "material inside information" under the federal securities laws.

                                    (c) Number and Timing of Requests. Waxman
USA shall be entitled to an aggregate of two Demand Registrations; provided, however, that no Demand Registration shall be or be deemed to have been utilized under Section 2.1(a) unless and until the registration statement relating to the Registrable Securities which are the subject of the Demand Registration is declared effective by the SEC and no stop order suspending the effectiveness of such registration statement shall have been issued. Such Demand Registration rights may not be exercised more than once every six months. Waxman USA shall have unlimited incidental registration rights; provided such incidental rights are exercised by Waxman USA with respect to the lesser of (x) the total number of Registrable Securities owned by Waxman USA or (y) 1,000,000 Registrable Securities.

                                    (d) Period of Delay. If an event described
in clause (i) of Section 2.1(a) or clause (i) or (iii) of Section 2.1(b) shall occur, the Company may, by written notice to Waxman USA, delay the filing of a registration statement with respect to the Registrable Securities for a period of time ending on the earlier to occur of (x) the date upon which the basis for the delay is no longer a cause for delay or (ii) the date which is 60 days after the date upon which the filing of the registration statement, absent the delay, was required to have been made.

         If an event described in clause (ii) of Section 2.1(a) shall occur, the filing of a registration statement with respect to the Registrable Securities shall be delayed until the first date that the Registrable Securities can be sold without violation of Rule 10b-6 under Section 10 of the Exchange Act.

                                    (e) Withdrawal of Registration. If the
Company gives a written notice of extension as set forth in Section 2.1(d), Waxman USA may withdraw its registration request pursuant to Section 2.1(a) by written notice delivered to the Company no later than the expiration of the extension period set forth in the Company's notice of extension.

                                    (f) Cutbacks. In connection with a
registration pursuant to Section 2.1(a) or (b) hereof, if the underwriter advises the Company in writing that the amount of Registrable Securities proposed to be sold by Waxman USA is greater than the amount of securities which the underwriter reasonably believes feasible to sell at that time, at the price and upon the terms approved by Waxman USA, then the amount of securities which the underwriter in its sole discretion believes may be sold shall be limited to such amount of Registrable Securities as is feasible to sell at that time.




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                  2.2. Registration Procedures.

                                    (a) If and whenever the Company is required
to file and to use all reasonable efforts to have declared effective a registration statement with respect to any Registrable Securities under the Securities Act as provided in Section 2.1, the Company will expeditiously:

                                    (i) prepare and, as soon as practicable, but
                           in no event later than 45 days after a request for registration has been delivered to the Company by Waxman USA, file with the SEC a registration statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective on the appropriate form for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act;

                                    (ii) prepare and file with the SEC such
                           amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities and other securities covered by such registration statement until the earlier of (a) such time as all of such Registrable Securities and securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or
                           (b) the expiration of two years after such registration statement becomes effective;

                                    (iii) furnish to Waxman USA such number of
                           conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents, as Waxman USA may reasonably request;

                                    (iv) use all reasonable efforts to register
                           or qualify all Registrable Securities and other securities covered by such registration statement under the blue sky laws of such jurisdictions as Waxman USA shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable Waxman USA to consummate the disposition in such jurisdictions of its Registrable Securities covered by such registration statement; provided that the Company will not be

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                           required to register or qualify the Registrable
                           Securities in any jurisdiction where such registration or qualification would (w) require it to qualify generally to do business in such jurisdiction and where it would not otherwise be required to qualify but for this subparagraph (iv), (x) subject it to taxation in such jurisdiction and where it would not otherwise be subject to taxation, (y) require it to consent to service of process in any such jurisdiction where it would not otherwise be generally available for service of process, or (z) require it to amend the terms of the securities being registered or of any other class of its securities;

                                    (v) furnish to Waxman USA a signed
                           counterpart, addressed to Waxman USA, of (A) an opinion of counsel for the Company dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing of such underwritten public offering), and (B) a "cold comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial matters, as Waxman USA may reasonably request;

                                    (vi) promptly notify Waxman USA in writing
                           at any time when a prospectus relating thereto is required to be delivered under the Securities Act,
                           (u) when the registration statement or any amendment thereto has been filed with the SEC and when the registration statement or any post-effective amendment thereto has become effective, (v) of any request by the SEC for amendments or supplements to the registration statement or the prospectus included therein or for additional information (including the particulars thereof), (w) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation or threatening of any proceedings for that purpose, (x) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of proceedings for the same, (y) of the happening of any event that would require the Company to make changes in the registration statements or in the prospectus included therein in order to make the statements therein not misleading (which

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                           notice shall be accompanied by an instruction to
                           suspend the use of the prospectus until the requisite changes have been made) or (z) when the prospectus relating thereto shall not contain the current information required by the Securities Act, and upon the occurrence of any event specified in clause (y) or (z), prepare and furnish to Waxman USA such number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                                    (vii) otherwise use all of its reasonable
                           efforts to comply with all applicable rules and regulations of the SEC and make available to its securities holders, as soon as reasonably practicable an earnings statement covering the period of at least twelve months beginning after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act; and

                                    (viii) provide and cause to be maintained a
                           transfer agent and registrar for such Registrable Securities from and after a date not later than the effective date of such registration statement.

                  (b) If requested by the underwriter for any underwritten offering of Registrable Securities on behalf of Waxman USA pursuant to a registration requested under Section 2.1(a), the Company and Waxman USA will enter into an underwriting agreement with such underwriter for such offering, which shall be reasonably satisfactory in substance and form to the Company, Waxman USA and the underwriter, and such agreement shall contain such representations and warranties by the Company and Waxman USA and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities substantially to the effect and to the extent provided in Section
2.3. If the Company at any time proposes to register any of its securities under the Securities Act (other than pursuant to a request made under Section 2.1(a)), whether or not for sale for its own account, and such securities are to be distributed by or through one or more underwriters, the Company will use all reasonable efforts, if requested by Waxman USA in connection therewith pursuant to Section 2.1(b), to arrange for such underwriters to include such Registrable Securities among those securities to be distributed by or through such underwriters.




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                  2.3  Indemnification and Contribution.

                  (a) In the event of any registration of any Registrable Securities of the Company under the Securities Act on behalf of Waxman USA pursuant to Section 2.1(a) or (b) hereof, the Company will indemnify and hold harmless Waxman USA and its directors and officers and each other person, if any, who controls Waxman USA within the meaning of the Securities Act (the "Controlling Person"), against any losses, claims, damages, liabilities and reasonable legal and other expenses to which Waxman USA or any such director or officer or Controlling Person becomes subject under the Securities Act or otherwise insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of or are based upon (x) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus included therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or (y) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, in reliance upon and in conformity with information furnished in writing by Waxman USA to the Company for use in the preparation thereof; and provided, further, that the Company shall not be liable under this Section 2.3(a) with respect to any preliminary prospectus to the extent that any such loss, claim, damage or liability results from the fact that Waxman USA or its representative sold securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of a prospectus as then amended or supplemented.

                  (b) The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 2.1, that the Company shall have received an undertaking satisfactory to it from Waxman USA, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 2.3(a)), the Company, each director of the Company, and each officer of the Company who shall sign such registration statement and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to (i) any statement in or omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus included therein, or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company in writing by Waxman USA for use in such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; or (ii) a failure to deliver a prospectus as set forth in the last proviso to Section 2.3(a).

                 (c) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in this Section 2.3,

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such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give the indemnifying party notice of the commencement of such action or proceeding. In case any such action is brought against an indemnified party, and the indemnified party notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to appoint counsel reasonably satisfactory to such indemnified party to represent the indemnified party in such action; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of the indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 2.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless
(i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has expressly authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

                           (d) Contribution. If the indemnification provided for
in this Section 2.3 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of such indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that Waxman USA shall not be required to contribute in an amount greater than the dollar amount of the proceeds received by Waxman USA with respect to the sale of any securities. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include, subject to the

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
limitations set forth in this Section 2.3(d), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                           The parties hereto agree that it would not be just
and equitable if contribution pursuant to this Section 2.3(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  3. Termination. This Agreement and the rights of all parties hereto shall terminate and be of no further force and effect ten years from the Effective Date unless terminated earlier by the written consent of each of the parties hereto.

                  4. Miscellaneous.

                           4.1. Severability. If any term, provision, covenant,
restriction, part or portion of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, or is otherwise legally impossible to perform, the remainder of the terms, provisions, covenants, restrictions, parts and portions of this Agreement shall remain in full force and effect.

                           4.2 Specific Enforcement. The parties hereto
acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement, this being in addition to any other remedy to which they may be entitled by law or equity.

                           4.3 Entire Agreement. This Agreement contains the
entire understanding of the parties with respect to the matters covered hereby and this Agreement may be amended only by an agreement in writing executed by Waxman USA and the Company.

                           4.4 Counterparts. This Agreement may be executed by
the parties hereto in counterparts, each of which shall be deemed an original, but all of which together constitute one and the same instrument.

                           4.5 Notices. Any notice pursuant to this Agreement to
be given by any party hereto shall be sufficiently given for purposes of this Agreement if sent by first-class mail, postage pre-paid, delivered by hand or overnight courier or sent by facsimile, addressed as follows:



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
If to the Company to:

                           Barnett Inc.
                           3333 Lenox Avenue
                           Jacksonville, Florida  32254
                           Attention:  William R. Pray, President and Chief
                                       Executive Officer
                           Facsimile No.:  (904) 388-4566

If to Waxman USA:

                           Waxman USA Inc.
                           24460 Aurora Road
                           Bedford Heights, Ohio  44146
                           Attention:  Armond Waxman, Co-Chairman of the Board
                                       and Co-Chief Executive Officer
                           Facsimile No.: (216)439-8678

                           4.6 Waivers. Each party may waive in whole or in part
any benefit or right provided to it under this Agreement. No waiver by any party of any default with respect to any provision, condition, requirement, or of any benefit or right hereof shall be deemed to be a waiver of any other provision, condition, requirement, benefit or right hereof; nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

                           4.7 Headings. The headings herein are for convenience
only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

                           4.8 Successors and Assigns. This Agreement shall be
binding upon and inure to the benefit of the Company and Waxman USA, and their successors and legal representatives. The rights and obligations of each party hereunder may not be assigned.

                           4.9 Governing Law; Consent to Jurisdiction. This
Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within such state.




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
         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date set forth above.


                                        BARNETT INC.


                                        By:/s/ William R. Pray
                                           -------------------------------------
                                           Name:  William R. Pray
                                           Title: President and Chief Executive
                                                  Officer


                                        WAXMAN USA INC.


                                        By: /s/ Armond Waxmond
                                           -------------------------------------
                                           Name:  Armond Waxman
                                           Title: Co-Chairman of the Board and
                                                  Co-Chief Executive Officer




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